Fourth Quarter and Full Year 2018 Earnings November 27, 2018 TRANSFORMING WATER. ENRICHING LIFE.TM ©2017 Evoqua Water Technologies

Forward-Looking Statement Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, or could affect our share price. Some of the factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include among other things, general global economic and business conditions; our ability to compete successfully in our markets; our ability to execute projects in a timely manner; our ability to accurately predict the timing of contract awards; material and other cost inflation and our ability to mitigate the impact of inflation by increasing selling prices and improving our productivity efficiencies; our ability to achieve the expected benefits of our restructuring actions and restructuring our business into two segments; our ability to continue to develop or acquire new products, services and solutions and adapt our business to meet the demands of our customers, comply with changes to government regulations and achieve market acceptance with acceptable margins; our ability to implement our growth strategy, including acquisitions and our ability to identify suitable acquisition targets; our ability to operate or integrate any acquired businesses, assets or product lines profitably or otherwise successfully implement our growth strategy; delays in enactment or repeals of environmental laws and regulations; the potential for us to become subject to claims relating to handling, storage, release or disposal of hazardous materials; risks associated with product defects and unanticipated or improper use of our products; the potential for us to incur liabilities to customers as a result of warranty claims or failure to meet performance guarantees; our ability to meet our customers’ safety standards or the potential for adverse publicity affecting our reputation as a result of incidents such as workplace accidents, mechanical failures, spills, uncontrolled discharges, damage to customer or third-party property or the transmission of contaminants or diseases; litigation, regulatory or enforcement actions and reputational risk as a result of the nature of our business or our participation in large-scale projects; seasonality of sales and weather conditions; risks related to government customers, including potential challenges to our government contracts or our eligibility to serve government customers; the potential for our contracts with federal, state and local governments to be terminated or adversely modified prior to completion; risks related to foreign, federal, state and local environmental, health and safety laws and regulations and the costs associated therewith; risks associated with international sales and operations, including our operations in China; our ability to adequately protect our intellectual property from third-party infringement; our increasing dependence on the continuous and reliable operation of our information technology systems; risks related to our substantial indebtedness; our need for a significant amount of cash, which depends on many factors beyond our control; AEA’s influence over us; and other factors to be described in the “Risk Factors” section in our Annual Report on Form 10-K for the fiscal year ended September 30, 2018, and in other periodic reports we file with the SEC. All statements other than statements of historical fact included in the presentation are forward-looking statements including, but not limited to expected results for the first quarter and full year of fiscal 2019, statements regarding our two-segment restructuring actions and expected restructuring charges and cost savings for fiscal 2019 and beyond. Any forward-looking statement that we make in this presentation speaks only as of November 27, 2018. We undertake no obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements made herein, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation. Immaterial rounding differences may be present in the data included in this presentation. Use of Non-GAAP Financial Measures - This presentation contains “non-GAAP financial measures,” which are adjusted financial measures that are not calculated and presented in accordance with generally accepted accounting principles in the United States, or “GAAP.” These non-GAAP adjusted financial measures are provided as additional information for investors. We believe these non-GAAP adjusted financial measures, such as Adjusted EBITDA and free cash flow, are helpful to management and investors in highlighting trends in our operating results, because they exclude, among other things, certain results of decisions that are outside the control of management, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which we operate and capital investments. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net income (loss), or net cash provided by (used in) operating activities prepared in accordance with GAAP. For reconciliations of the non-GAAP adjusted financial measures used in this presentation to the nearest respective GAAP measures, see the Appendix to this presentation. Page 2

Q4 2018 Overview Strong Industrial segment performance • Service and aftermarket business growth Positives Launch of Water One Q4 Free cash flow of $33 million • 80% full year free cash flow to adjusted net income Products segment Aquatics product line under performance primarily impacted by • ERP integration Challenges • Supply chain • Project delays Municipal segment under performance • Primarily impacted by supply chain disruption and other operating costs Implement simplified and streamlined business model Accelerate pricing actions and cost reductions Actions Focused M&A activities on capex-like, tuck-in acquisitions Aligned 2019 compensation plans to growth, EBITDA & free cash flow Page 3

LTM revenue and profitability development xx Rolling LTM revenue and Adjusted EBITDA CAGR % ($ in millions) Services Product Sales 8.9% Total $1,330 $1,340 $1,298 $1,247 $1,265 $751 $756 $1,193 $1,210 $718 $1,163 $675 $687 $1,137 $646 $1,095 $631 $1,059 $1,069 $587 $609 $534 $551 $526 14.1% Products $562 $564 $572 $578 $580 $579 $584 $533 $535 $544 $550 $554 3.4% Services Q1'16 Q2'16 Q3'16 Q4'17 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 (1) 24.4% Adj. EBITDA Adj. EBITDA $160 $186 $208 $210 ($M) $119 $127 $142 $172 $196 $224 $227 $217 Adj. EBITDA(1) 11.3% 11.8% 12.9% 14.1% 14.8% 15.6% 16.2% 16.6% 16.6% 17.3% 17.1% % 16.2% (1) For the definition of Adjusted EBITDA and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. Page 4

Q4 2018 Adjusted EBITDA bridge and primary drivers ($ in millions) $71.4 $1.1 $(2.4) $61.2 $(7.4) $(1.5) Q4'17 Industrial Municipal Products Corporate Q4'18 Strong Services Supply chain Aquatics ERP Incremental public and Aftermarket disruption integration disruption company costs influenced by tariffs Strength and Supply chain penetration across Inflation and higher disruption influenced multiple end input costs by tariffs markets Delayed aquatics Inflation and higher project input costs Products segment (Products) Adjusted EBITDA below Prior year ~31% Q4 and ~2% full year FY18 Products excluding Aquatics & Disinfection (A&D) grew Adjusted EBITDA ~12% in Q4 and ~39% full year FY18 A&D representing ~48% of FY18 and ~63% of FY17 Products Adjusted EBITDA, was below prior year ~62% in Q4 and ~26% full year FY18 Page 5 (2.8)% +2.7% (5.1)% +9.2% change growth change growth

Fourth Quarter 2018 Results

($ in millions)	Q4'17	Q4'18	Year-Over-Year
Revenue	$356.5	$366.3	2.7%
Gross Profit	$122.9	$106.3	(13.5)%
Operating Profit[(1)]	$36.3	$16.4	(54.9)%
Net Income	$12.9	$(3.1)	(123.8)%
Adjusted Net Income[(2)]	$21.2	$15.2	(28.3)%
Adjusted EBITDA[(3)]	$71.4	$61.2	(14.3)%
Adjusted EBITDA margin[(4)]	20.0%	16.7%	-330bps

Fourth Quarter 2018 Revenue

($ in millions)



$356.5
$16.8
+9.2% growth
$(2.2)
(2.8)% change
$(4.8)
(5.1)% change
$366.3
+2.7% growth
Q4'17
Industrial
Municipal
Products
Q4'18

Highlights

Fourth Quarter 2018

- **Revenue growth of 2.7%**
  - **Strong Industrial segment growth**
    - Performed as expected due to growth and penetration across multiple end markets
  - **Offset by Municipal and Products segments**
- **Adjusted EBITDA change of (14.3)%**
  - **Products segment and Municipal segment**
    - Aquatics business ERP system integration challenges
    - Supply chain issues impacted Aquatics business and Municipal segment
    - Partly offset by Industrial segment performance

(1) GAAP basis before adjustments which primarily includes non-cash foreign currency negative impact on intracompany loans of $(6.5) million year over year
(2) For the definition of Adjusted Net Income and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto.
(3) For the definition of Adjusted EBITDA and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto.
(4) Adjusted EBITDA margin is defined as Adjusted EBITDA as a percentage of revenue.

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Full Year 2018 Results

($ in millions)	FY'17	FY'18	Year-Over-Year
Revenue	$1,247.4	$1,339.5	7.4%
Gross Profit	$399.7	$404.7	1.3%
Operating Profit(1)	$69.2	$66.8	(3.5)%
Net Income	$6.4	$7.9	23.4%
Adjusted Net Income(2)	$45.1	$62.1	37.7%
Adjusted EBITDA(3)	$207.7	$216.9	4.4%
Adjusted EBITDA margin(4)	16.7%	16.2%	-50bps

Full Year 2018 Revenue

($ in millions)



$1,247.4
$84.7
+13.2% growth
$(6.4)
(2.3)% change
$13.8
+4.2% growth
$1,339.5
+7.4% growth
FY'17
Industrial
Municipal
Products
FY'18

Highlights

Full Year 2018

- **Revenue growth of 7.4%**
  - **3.4% from tuck-in acquisitions**
  - **4.0% pro forma growth(5)**
    - 7.2% Industrial sales growth
    - 2.4% Products sales growth
- **Adjusted EBITDA growth of 4.4%**
  - **12.9% Industrial segment growth**
- **Adjusted EBITDA margin down 50 basis points**
  - **Inflation and commodity cost impacts**
  - **Higher capital mix**
  - **Lower contribution from high margin Aquatics business**
  - **Partly offset by price and cost reduction initiatives**

(1) GAAP basis before adjustments which primarily includes non-cash foreign currency negative impact on intracompany loans of $(13.7) million year over year
(2) For the definition of Adjusted Net Income and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto.
(3) For the definition of Adjusted EBITDA and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto.
(4) Adjusted EBITDA margin is defined as Adjusted EBITDA as a percentage of revenue.
(5) For the definition of pro forma growth and a reconciliation to revenue, its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto.

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Industrial segment



FY18 revenue
54.4%

Revenue

($ in millions)



$182.5
$199.3
9.2% growth
$643.4
$728.1
13.2% growth
Q4'17
Q4'18
FY'17
FY'18

Adjusted EBITDA[1]

($ in millions)



$47.4
$48.5
2.3% growth
$149.4
$168.7
12.9% growth
Q4'17
Q4'18
FY'17
FY'18

Adjusted EBITDA margin[3]

26.0%	*24.3%*	*23.2%*	*23.2%*

Highlights

Fourth Quarter 2018

- **Revenue up 9.2%**
  - 2.7% pro forma growth[2]
  - Driven primarily by power, hydrocarbon and chemical processing markets
- **Adjusted EBITDA up 2.3%**
- **Adjusted EBITDA margin declined 170 bps**
  - Mix shift to capital
  - Inflation impacts partly offset by price

Full Year 2018

- **Revenue up 13.2%**
  - 7.2% pro forma growth[2]
  - Driven primarily by power markets and remediation projects
- **Adjusted EBITDA margin was flat**
  - Mix shift to capital
  - Inflation impacts partly offset by price

(1) For the definition of Adjusted EBITDA and a reconciliation to operating profit (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto.
(2) For the definition of pro forma growth and a reconciliation to revenue, its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto.
(3) Adjusted EBITDA margin is defined as Adjusted EBITDA as a percentage of revenue.

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Municipal segment


FY18 revenue
20.3%

Revenue

($ in millions)


$79.7
$77.5
(2.8)% change
$278.6
$272.2
(2.3)% change
Q4'17
Q4'18
FY'17
FY'18

Adjusted EBITDA[1]

($ in millions)


$15.1
$12.7
(15.9)% change
$44.8
$37.3
(16.7)% change
Q4'17
Q4'18
FY'17
FY'18

Adjusted EBITDA margin[2]

18.9%	*16.4%*	*16.1%*	*13.7%*

Highlights

Fourth Quarter 2018

- **Revenue down 2.8%**
  - Lower project capital revenues
  - Partly offset by services growth
- **Adjusted EBITDA down 15.9%**
- **Adjusted EBITDA margin declined 250 bps**
  - Higher commodity, freight and other costs

Full Year 2018

- **Revenue down 2.3%**
  - Large prior year waste water retrofit project
  - Partly offset by services growth
- **Adjusted EBITDA down 16.7%**
- **Adjusted EBITDA margin declined 240 bps**
  - Mix impacts
  - Inflation impacts
  - Supply chain disruption and extended delivery lead times

(1) For the definition of Adjusted EBITDA and a reconciliation to operating profit (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto.
(2) Adjusted EBITDA margin is defined as Adjusted EBITDA as a percentage of revenue.

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Products segment


FY18 revenue
25.3%

Revenue


($ in millions)
$94.3
$89.5
(5.1)% change
$325.4
$339.2
4.2% growth
Q4'17
Q4'18
FY'17
FY'18

Adjusted EBITDA[1]


($ in millions)
$23.8
$16.4
(31.1)% change
$77.4
$75.9
(1.9)% change
Q4'17
Q4'18
FY'17
FY'18

Adjusted EBITDA margin[3]

25.2%	*18.3%*	*23.8%*	*22.4%*

Highlights

Fourth Quarter 2018

- **Revenue change (5.1)%**
  - (6.5)% pro forma change[2]
  - Aquatics product line performance
- **Adjusted EBITDA change (31.1)%**
- **Adjusted EBITDA margin declined 690 bps**
  - Aquatics high margin product line mix impacts
  - Productivity related to ERP system implementation and supply chain disruption

Full Year 2018

- **Revenue growth 4.2%**
  - 2.4% pro forma growth[2]
  - ~19% growth in 4 of the 5 businesses
  - Offset by Aquatics product line
- **Adjusted EBITDA change (1.9)%**
  - Impacted by Aquatics product line
  - ~39% growth in 4 of the 5 businesses
- **Adjusted EBITDA margin declined 140 bps**
  - Negative impacts of Aquatics product line

(1) For the definition of Adjusted EBITDA and a reconciliation to operating profit (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto.
(2) For the definition of pro forma growth and a reconciliation to revenue, its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto.
(3) Adjusted EBITDA margin is defined as Adjusted EBITDA as a percentage of revenue.

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Cash generation

Free Cash Flow[(1)]

($ in millions)



$2.3
$32.9
$7.6
$49.8
Q4'17
Q4'18
FY'17
FY'18

% Adjusted Net Income[(4)]

Q4'17	Q4'18	FY'17	FY'18
10.8%	*216.4%*	*16.9%*	*80.2%*

Highlights

Improved Q4 and FY18 Free Cash Flow

- Improved trade working capital
- Free cash flow improvement from FY17 ~17% to FY18 ~80%

ProAct impacted net leverage by 0.4x

$600 million interest rate cap established Nov 2018

Leverage

(Total net debt[(2)] to Adjusted EBITDA[(3)])



4.0x
3.4x
3.2x
3.3x
4.1x
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18
Leverage Ratio
Impact of ProAct Financing

(1) For the definition of Free Cash Flow and a reconciliation to operating cash flow, its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto.
(2) Total net debt is total debt minus cash and cash equivalents.
(3) Adjusted EBITDA (with contributions from acquisitions) inclusive of completed acquisitions. For the definition of Adjusted EBITDA and a reconciliation to operating profit (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto.
(4) For the definition of Adjusted Net Income and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto.

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Key cash flow drivers Capital expenditures Net working capital(1) ($ in millions) ($ in millions) $80.7 $222.5 $222.3 $197.8 $194.3 $57.8 $183.5 $26.1 $17.3 Q4'17 Q4'18 FY'17 FY'18 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18* NWC (Excluding ProAct) Impact of ProAct on NWC Capex as % sales NWC as % sales 4.9% 7.1% 4.6% 6.0% 14.7% 15.5% 15.0% 16.7% 16.6% *ProAct impacted NWC by $6.8 million or 0.5% Highlights Highlights ▪ FY18 capex includes $13.9 million for Gulf Coast ▪ Maintained mid-teens ratio of net working capital as a Outsourced Water project; $11.3 for mobile RO units percentage of sales ▪ Maintenance capex ~2.5% of sales in FY 2018 ▪ Sequential working capital reduction (excluding ProAct) (1) Net working capital calculated as current assets less current liabilities, excluding cash, debt and the short-term portion of capital leases included in other current liabilities. Page 12

Two Segment Organizational Realignment

Industrial Segment

Municipal Segment

- Municipal Services
- Municipal Products (Memcor / Wastewater)

Product Segment

Integrated Solutions & Services

- Industrial Segment
- Municipal Services

✓ Technology Agnostic
✓ North America Focused

New Organization Structure

(effective October 1, 2018)

- Reduces cross-over accounts and markets
- Aligns to how customers want to buy

Applied Product Technologies

- Product Segment
- Municipal Wastewater Technologies and Advanced Filtration

✓ Channel Agnostic
✓ Globally Deployed Technologies

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Evolving Our Business

	FROM	TO
Integrated Solutions & Services	• Equipment Sale • Pay-Per-Service or Event • Regional Account Relations	• **Service & Solution Sale** • **Pay-Per-Usage (WaterOne®)** • **National Strategic Partners**
Applied Product Technologies	• Product Specific Distributors • Individual Product Silos	• **Leveraged Global Channel Partners** • **Application Focused Technology Platforms**

Expected* Restructuring Cost / Benefit Overview

Actions	*Anticipated Spend*	*Anticipated Benefit*
Structure / Integration	$10 - $12 million	***$15 - $20 million annually***
Footprint / product rationalization / other	$7 - $10 million	
Total	***$17 - $22 million***	

Key Assumptions:

Launch Date: October 2018

Completion Goals: Structure / integration by Q3 FY19; Remainder of anticipated spend by Q4 FY20

Annualized Benefits: Begin to be realized in Q3 FY19

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2019 Priorities - Focus on execution Deliver profitable growth Sales channels and value propositions aligned to market Realized price and margin expansion across mix IOT for on demand and connected solutions M&A as a proxy for R&D and Capex Drive margin expansion through operational actions Standard systems and offshore deployed • Supply chain, engineering and back office Configured solutions and “process standard” products Service tools for efficiency and 24 hour connectivity Increase free cash flow Capital expenditures on highest return projects Working Capital Efficiency plan Free cash as incentive compensation component Page 15

2019 Key assumptions Revenue growth Mid-single digit growth 3% to 7% Price / Cost Expect neutral impact with upside potential Expect favorable 2H mix Restructuring costs/ Costs begin in Q1; benefit realization begins in Q3 synergies FCF conversion Greater than 80% of adjusted net income Effective tax Not expected to be a U.S. cash tax payer in 2019 rate Share count ~114 million at 9-30-18 Page 16

Quarterly revenue and profitability development Quarterly revenue and Adjusted EBITDA ($ in millions) $366 $357 $343 $367 $334 $320 $311 $300 $294 $297 $277 $280 $268 $270 $256 $259 $255 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Adj. EBITDA(1) ($M) $26.0 $22.8 $30.1 $41.0 $25.4 $29.9 $45.2 $59.4 $37.2 $43.9 $55.1 $71.4 $39.9 $57.7 $58.1 $61.2 Adj. EBITDA(1) 10.1% 8.8% 11.2% 11.1% 15.4% 18.6% 16.7% margin % 14.8% 10.0% 13.3% 14.6% 17.7% 20.0% 13.4% 17.3% 17.0% (1) For the definition of Adjusted EBITDA and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto Page 17

2019 Q1* and Full year current outlook Q1* Full Year Revenue $305 to $320 million $1.38 to $1.44 billion YOY growth ~3% to 8% ~3% to 7% Adjusted EBITDA(1) $34 to $38 million $220 to $240 million YOY growth ~(15%) to (5%) ~2% to 11% * Q1 guidance provided as a result of challenges from mix, potential supply chain issues, and the aquatics product line; We expect to return to annual guidance on a normalized basis in the future Notes: Excludes unannounced acquisitions (1) For a definition of Adjusted EBITDA see the Appendix hereto.  Due to the forward-looking nature of Adjusted EBITDA presented above, we cannot reliably predict certain of the necessary components of the most directly comparable forward-looking GAAP measures and are unable to present a quantitative reconciliation of such Adjusted EBITDA to its most directly comparable GAAP measure. Page 18

Long-Term Targets (3-5 years)(1) Organic Sales Growth 3-5% Adjusted EBITDA Margin 20% Free Cash Flow Conversion 100% Net Financial Leverage ~2.5x (1) These long-term targets represent our goals and are not projections of future performance. These targets are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please see “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2018 to be filed with the SEC, and in other periodic reports we file with the SEC. Nothing in this presentation should be regarded as a representation by any person that these targets will be achieved, and the Company undertakes no obligation to update this information. See “Forward-Looking Statements Safe Harbor” on page 2 of this presentation. Page 19

Key investment highlights Leading market Positioned to capitalize position in North on favorable industry America growth dynamics Iconic brands and Unparalleled service differentiated network technologies Significant operating Large installed base leverage Proven organic and Experienced inorganic growth management team platform Page 20

Appendix Page 21

Non-GAAP measures Management reviews key performance indicators including revenue, margins, segment operating income and margins, orders growth, working capital and backlog, among others. In addition, we consider certain non-GAAP measures to be useful to management and investors evaluating our operating performance for the periods presented, and to provide a tool for evaluating our ongoing operations, liquidity, management of assets and future prospects. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives, including but not limited to: dividends, acquisitions, share repurchases and debt repayment. These adjusted metrics are consistent with how management views our business and are used to make financial, operating, budgeting, planning and strategic decisions. These metrics, however, are not measures of financial performance under GAAP and should not be considered a substitute for revenue, operating income, net income, earnings per share (basic and diluted) or net cash from operating activities as determined in accordance with GAAP. We consider the following non-GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators: "Pro forma growth" defined as revenue growth including the results of acquisitions for the periods prior to the respective acquisition dates. “EBITDA” defined as earnings before interest, taxes, depreciation and amortization expense. “Adjusted EBITDA” reflects the adjustment to EBITDA to exclude certain other items, including restructuring and related business transformation costs, purchase accounting adjustment costs, non-cash stock based compensation, sponsor fees, transaction costs and other gains, losses and expenses. "Adjusted EBITDA" on a segment level further reflects the adjustment for the impact of certain other items that have been adjusted at the segment level. “Free Cash Flow” defined as net cash from operating activities, as reported in the Statement of Cash Flows, less capital expenditures as well as adjustments for other significant items that impact current results which management believes are not related to our ongoing operations and performance. Our definition of free cash flow does not consider certain non-discretionary cash payments, such as debt. “Adjusted net income” defined as net income adjusted to exclude certain other items, including restructuring and related business transformation costs, purchase accounting adjustment costs, non-cash stock based compensation, sponsor fees, transaction costs and other gains, losses and expenses. Excluding revenue, Evoqua provides guidance only on a non-GAAP basis due to the inherent difficulty in forecasting certain amounts that would be included in GAAP earnings, such as discrete tax items, without unreasonable effort. Page 22

Adjusted EBITDA reconciliation - 2018

($ in millions)

FYE 9/30	Q1'18	Q2'18	Q3'18	Q4'18	FY2018
Net income (loss)	**$ (3.0)**	**$ 13.0**	**$ 1.0**	**$ (3.1)**	**$ 7.9**
Income tax provision / (benefit)	(4.4)	2.0	1.4	2.4	1.4
Interest expense	17.2	10.8	12.4	17.1	57.5
Operating profit (loss)	**$ 9.8**	**$ 25.8**	**$ 14.8**	**$ 16.4**	**$ 66.8**
Depreciation and amortization	19.9	20.5	21.5	24.0	85.9
EBITDA	**$ 29.7**	**$ 46.3**	**$ 36.3**	**$ 40.4**	**$ 152.7**
A Restructuring and related business transaction costs	8.1	8.2	9.0	9.1	34.4
B Purchase accounting adjustment costs	—	—	—	—	—
C Stock-based compensation	2.6	4.3	4.4	4.5	15.8
D Sponsor fees	0.3	—	—	—	0.3
E Transaction costs	0.5	0.8	4.7	1.6	7.6
F Other gains, losses and expenses	(1.3)	(1.9)	3.7	5.6	6.1
Adjusted EBITDA	**$ 39.9**	**$ 57.7**	**$ 58.1**	**$ 61.2**	**$ 216.9**
Revenue	$ 297.1	$ 333.6	$ 342.5	$ 366.3	$ 1,339.5
Adjusted EBITDA as a % of Revenue	**13.4%**	**17.3%**	**17.0%**	**16.7%**	**16.2%**

A Primarily comprised of severance, relocation, recruiting and other costs associated with the voluntary separation program and other various restructuring and efficiency initiatives.

B Reverses the impact from step-up to fair market value for inventory acquired with the purchase of Magneto.

C Represents non-cash stock-based compensation.

D Elimination of management fees paid to AEA during its ownership. AEA's management agreement terminated at the IPO closing.

E Removal of expenses associated with recent platform and tuck-in acquisitions and divestitures and post-acquisition integration costs.

F Add back of gains and losses associated with foreign exchange, recent asset sales along with expenses related to maintaining non-operational business locations and other unusual business expenses, primarily consisting of warranty claims and inventory write-off due to ERP system integration.

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Adjusted EBITDA reconciliation - 2017

($ in millions) FYE 9/30	Q1'17	Q2'17	Q3'17	Q4'17	FY2017
Net income (loss)	**$ (13.2)**	**$ 4.9**	**$ 1.8**	**$ 13.0**	**$ 6.4**
Income tax provision / (benefit)	(7.1)	(4.8)	12.2	7.1	7.4
Interest expense	14.8	11.9	12.5	16.3	55.4
Operating profit (loss)	**$ (5.5)**	**$ 12.0**	**$ 26.4**	**$ 36.4**	**$ 69.2**
Depreciation and amortization	18.6	18.9	18.3	22.1	77.9
EBITDA	**$ 13.1**	**$ 30.9**	**$ 44.7**	**$ 58.5**	**$ 147.1**
A Restructuring and related business transaction costs	13.2	9.9	13.3	14.9	51.3
B Purchase accounting adjustment costs	0.2	—	–	—	0.2
C Stock-based compensation	0.5	0.6	0.6	0.6	2.3
D Sponsor fees	1.0	1.0	1.0	1.1	4.2
E Transaction costs	1.4	2.4	1.9	1.7	7.3
F Other gains, losses and expenses	7.9	(0.8)	(6.5)	(5.4)	(4.7)
Adjusted EBITDA	**$ 37.2**	**$ 43.9**	**$ 55.1**	**$ 71.4**	**$ 207.7**
Revenue	$ 279.9	$ 299.9	$ 311.1	$ 356.5	$ 1,247.4
Adjusted EBITDA as a % of Revenue	**13.3%**	**14.6%**	**17.7%**	**20.0%**	**16.7%**

A Primarily comprised of severance, relocation, recruiting and other costs associated with the voluntary separation program and other various restructuring and efficiency initiatives.

B Reverses the impact from step-up to fair market value for inventory acquired with the purchase of Magneto.

C Represents non-cash stock-based compensation related to option awards.

D Elimination of management fees paid to AEA during its ownership. AEA's management agreement terminated at the IPO closing.

E Removal of expenses associated with recent platform and tuck-in acquisitions and divestitures and post-acquisition integration costs.

F Add back of gains and losses associated with foreign exchange and recent asset sales along with expenses related to maintaining non-operational business locations.

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Adjusted EBITDA reconciliation - 2016

($ in millions)

FYE 9/30		Q1'16		Q2'16		Q3'16		Q4'16		FY2016
Net income (loss)	$	**(2.7)**	$	**(0.9)**	$	**16.5**	$	**0.2**	$	**13.0**
Income tax provision / (benefit)		(5.0)		(1.4)		(14.1)		2.0		(18.4)
Interest expense		9.0		9.0		11.5		13.1		42.5
Operating profit	$	**1.3**	$	**6.8**	$	**13.8**	$	**15.2**	$	**37.2**
Depreciation and amortization		16.3		16.3		18.4		18.3		69.3
EBITDA	$	**17.7**	$	**23.0**	$	**32.2**	$	**33.5**	$	**106.4**
(A) Restructuring and related business transaction costs		4.5		7.0		6.6		24.9		43.1
(B) Purchase accounting adjustment costs		—		—		—		1.3		1.3
(C) Stock-based compensation		0.5		0.4		0.5		0.6		2.0
(D) Sponsor fees		0.8		1.1		1.0		0.9		3.8
(E) Transaction costs		0.1		2.4		1.4		1.4		5.4
(F) Other gains, losses and expenses		1.9		(4.1)		3.5		(3.2)		(1.9)
Adjusted EBITDA	$	**25.4**	$	**29.9**	$	**45.2**	$	**59.4**	$	**160.1**
Revenue	$	254.5	$	270.0	$	293.3	$	319.4	$	1,137.2
Adjusted EBITDA as a % of Revenue		**10.0%**		**11.1%**		**15.4%**		**18.6%**		**14.1%**

(A) Primarily comprised of severance, relocation, recruiting and other costs associated with the voluntary separation program and other various restructuring and efficiency initiatives.

(B) Reverses the impact from step-up to fair market value for inventory acquired with the purchase of Magneto.

(C) Represents non-cash stock-based compensation related to option awards.

(D) Elimination of management fees paid to AEA during its ownership. AEA's management agreement terminated at the IPO closing.

(E) Removal of expenses associated with recent platform and tuck-in acquisitions and divestitures and post-acquisition integration costs.

(F) Add back of gains and losses associated with foreign exchange and recent asset sales along with expenses related to maintaining non-operational business locations.

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Adjusted EBITDA reconciliation - 2015

($ in millions)

FYE 9/30	Q1'15	Q2'15	Q3'15	Q4'15	FY2015
Net Income (loss)	**$ (6.3)**	**$ (21.8)**	**$ 1.2**	**$ (59.2)**	**$ (86.1)**
Income tax provision / (benefit)	(4.9)	(8.6)	0.3	61.1	47.9
Interest expense	8.5	8.5	8.4	8.7	34.1
Operating profit (loss)	**$ (2.8)**	**$ (21.9)**	**$ 10.0**	**$ 10.6**	**$ (4.1)**
Depreciation and amortization	14.0	13.4	15.3	15.4	58.1
EBITDA	**$ 11.2**	**$ (8.5)**	**$ 25.3**	**$ 26.1**	**$ 54.1**
(A) Restructuring and related business transaction costs	7.4	11.0	7.1	7.4	32.8
(B) Purchase accounting adjustment costs	—	—	—	—	—
(C) Stock-based compensation	—	0.7	0.4	0.6	1.6
(D) Sponsor fees	1.5	0.6	1.3	1.6	5.0
(E) Transaction costs	—	—	—	—	—
(F) Other gains, losses and expenses	5.9	19.1	(3.9)	5.3	26.4
Adjusted EBITDA	**$ 26.0**	**$ 22.8**	**$ 30.1**	**$ 41.0**	**$ 119.9**
Revenue	$ 256.8	$ 259.4	$ 268.2	$ 276.6	$1,061.0
Adjusted EBITDA as a % of Revenue	**10.1%**	**8.8%**	**11.2%**	**14.8%**	**11.3%**

(A) Primarily comprised of severance, relocation, recruiting and other costs associated with the voluntary separation program and other various restructuring and efficiency initiatives.

(B) Reverses the impact from step-up to fair market value for inventory acquired with the purchase of Magneto.

(C) Represents non-cash stock-based compensation related to option awards.

(D) Elimination of management fees paid to AEA during its ownership. AEA's management agreement terminated at the IPO closing.

(E) Removal of expenses associated with recent platform and tuck-in acquisitions and divestitures and post-acquisition integration costs.

(F) Add back of gains and losses associated with foreign exchange and recent asset sales along with expenses related to maintaining non-operational business locations.

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Segment Adjusted EBITDA reconciliation

($ in millions)

	Three Months Ended September 30,					
	2017			2018		
	Industrial	Municipal	Products	Industrial	Municipal	Products
Operating Profit	$ 35.5	$ 13.1	$ 20.7	$ 35.5	$ 8.6	$ 7.1
D&A	11.9	2.0	3.1	13.0	1.7	3.8
Adjustments to EBITDA	—	—	—	—	2.4	5.5
Segment Adjusted EBITDA	**$ 47.4**	**$ 15.1**	**$ 23.8**	**$ 48.5**	**$ 12.7**	**$ 16.4**

	Fiscal Year Ended September 30,					
	2017			2018		
	Industrial	Municipal	Products	Industrial	Municipal	Products
Operating Profit	$ 110.0	$ 36.6	$ 65.9	$ 120.9	$ 34.1	$ 55.4
D&A	39.4	8.2	11.5	45.2	7.0	13.1
Adjustments to EBITDA	—	—	—	2.6	(3.8)	7.4
Segment Adjusted EBITDA	**$ 149.4**	**$ 44.8**	**$ 77.4**	**$ 168.7**	**$ 37.3**	**$ 75.9**

Note: Segment Adjusted EBITDA is one of the primary metrics used by management to evaluate the financial performance of our business. Segment Adjusted EBITDA is defined as operating profit before depreciation, amortization and certain other adjustments distinct to the respective reported segments. Adjustments in the three months and fiscal year ended September 30, 2018 include - (1) costs and expenses in connection with certain restructuring initiatives, (2) costs associated with the achievement of earn-out targets established during the Noble and ADI acquisitions, (3) warranty costs associated with settlement of a legacy warranty claim, (4) gain on sale of assets related to disposition of land at our Windsor, Australia location, (5) expenses related to the remediation of manufacturing defects caused by a third party vendor for which the Company is seeking restitution, (6) expenses incurred related to the disposal of inventory as part of migration to a new ERP system, and (7) costs incurred with the termination of a business venture.

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Free cash flow / Adjusted net income / EPS

($ in millions)		Q4'17		Q4'18		FY'17		FY'18
Operating Cash Flow	$	**12.7**	$	**44.2**	$	**28.5**	$	**81.0**
(+) EBITDA adjustments, excluding stock-based compensation and gain on sale of property, net of tax[(1)]		7.6		13.1		36.4		43.9
(-) Capital Expenditures		(17.3)		(26.1)		(57.8)		(80.7)
(+) Financing related to growth capital expenditures		—		2.2		5.4		5.7
(+) Financing related to property acquisition		—		—		—		1.9
(-) Purchases of intangibles (e.g., software licenses)		(0.7)		(0.5)		(4.9)		(2.0)
Free Cash Flow	$	**2.3**	$	**32.9**	$	**7.6**	$	**49.8**
Operating Profit	$	**36.3**	$	**16.4**	$	**69.2**	$	**66.8**
Interest expense		(16.3)		(17.2)		(55.4)		(57.6)
Income tax expense		(7.1)		(2.3)		(7.4)		(1.4)
Net Income (loss)	$	**12.9**	$	**(3.1)**	$	**6.4**	$	**7.9**
EBITDA adjustments, net of tax[(2)]		8.3		18.3		38.7		54.2
Adjusted Net Income	$	**21.2**	$	**15.2**	$	**45.1**	$	**62.1**
Earnings (Loss) Per Share								
Basic EPS	$	0.11	$	(0.03)	$	0.02	$	0.05
Diluted EPS	$	0.10	$	(0.03)	$	0.02	$	0.05
Adjusted Basic EPS[(1)(2)]	$	0.18	$	0.13	$	0.39	$	0.53
Adjusted Diluted EPS[(1)(2)]	$	0.18	$	0.13	$	0.37	$	0.50
Memo items:								
Blended statutory tax rate		37.7%		26.0%		37.7%		26.0%
Foreign currency (gain) loss primarily on intracompany loans	$	(5.7)	$	0.8	$	(7.8)	$	5.9
Basic # of shares (in millions)		105.0		114.0		105.0		114.0
Diluted # of shares (in millions)		105.0		114.0		109.7		120.2

(1) Refer to adjustments on the Adjusted EBITDA reconciliation; also includes an adjustment of $1.3 million and $3.5 million for incremental interest costs for three and twelve months ended September 30, 2018, respectively.

(2) Refer to adjustments on the Adjusted EBITDA reconciliation; also includes an adjustment of $3.9 million and $9.1 million for the write-off of deferred financing fees and incremental interest costs for the three and twelve months ended September 30, 2018, respectively.

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Capital structure overview ($ in millions) 9/30/2017 12/31/2017 3/31/2018 6/30/2018 9/30/2018 Cash and cash equivalents $ 59.3 $ 80.3 $ 75.7 $ 57.3 $ 82.4 Revolving Credit Facility — — — — — First Lien Term Facility 896.6 794.6 792.6 790.6 938.2 Mortgage — — — 1.9 1.8 Equipment financing facilities 10.2 9.5 9.0 11.9 13.7 Capital leases 30.8 31.1 31.1 31.5 32.1 Total debt including capital leases 937.6 835.3 832.7 835.9 985.8 Less unamortized discount and lenders fees (16.9) (15.2) (14.6) (14.3) (14.1) Total net debt including capital leases(1) 920.7 820.1 818.1 821.6 971.7 Leverage Table calculation: Total net debt / Adjusted EBITDA(2) 4.1x 3.6x 3.3x 3.4x 4.1x Total net debt / Adjusted EBITDA (with contributions from acquisitions)(2) 4.0x 3.4x 3.2x 3.3x 4.1x (1) Total net debt is total debt minus cash and cash equivalents. (2) Adjusted EBITDA (with contributions from acquisitions) inclusive of completed acquisitions. For the definition of Adjusted EBITDA and a reconciliation to operating profit (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. Page 29

Pro forma growth Revenue 2017 2018 As Reported Pro Forma Growth ($ in millions) As As Change Change FYE 9/30 Reported Acquisitions Pro Forma Reported Acquisitions Pro Forma Variance % Variance % Evoqua Water $ 1,247.4 $ 89.1 $ 1,336.5 $ 1,339.5 $ 50.8 $ 1,390.3 $ 92.1 7.4% $ 53.8 4.0 % Technologies $ 643.4 $ 80.8 $ 724.2 $ 728.1 $ 48.4 $ 776.5 $ 84.7 13.2% $ 52.3 7.2 % Industrial $ 278.6 $ — $ 278.6 $ 272.2 $ — $ 272.2 $ (6.4) (2.3)% $ (6.4) (2.3)% Municipal $ 325.4 $ 8.3 $ 333.7 $ 339.2 $ 2.4 $ 341.6 $ 13.8 4.2% $ 7.9 2.4 % Products As As Change Change Q4 Reported Acquisitions Pro Forma Reported Acquisitions Pro Forma Variance % Variance % Evoqua Water $ $ $ $ $ $ $ % $ ) )% Technologies 356.5 15.8 372.3 366.3 2.9 369.2 9.8 2.7 (3.1 (0.8 Industrial $ 182.5 $ 14.4 $ 196.9 $ 199.3 $ 2.9 $ 202.2 $ 16.8 9.2% $ 5.3 2.7 % Municipal $ 79.7 $ — $ 79.7 $ 77.5 $ — $ 77.5 $ (2.2) (2.8)% $ (2.2) (2.8)% Products $ 94.3 $ 1.4 $ 95.7 $ 89.5 $ — $ 89.5 $ (4.8) (5.1)% $ (6.2) (6.5)% Page 30

TRANSFORMING WATER. ENRICHING LIFE.TM ©2017 Evoqua Water Technologies